GENERAL	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	General:

Caesarstone Ltd. incorporated under the laws of the State of Israel, was founded in 1987.

Caesarstone Ltd. and its subsidiaries (collectively, the "Company" or "Caesarstone") develop, manufacture and market, high quality engineered stone and other materials sold under the Company's premium Caesarstone brand. The Company's products are sold in over 60 countries through a combination of direct sales in certain markets and indirectly through a network of independent distributors in other markets. The Company's products are primarily used as kitchen countertops in the renovation and remodeling markets and in the new buildings’ construction market. Other applications include vanity tops, wall panels, back splashes, floor tiles, stairs and other interior surfaces that are used in a variety of residential and non-residential applications.

The Company has subsidiaries in Australia, Singapore, Canada, United Kingdom, Sweden, India and the United States which are engaged in the manufacturing, marketing and selling of the Company's products in different geographic areas. The Company also established during 2024 a new wholly owned subsidiary in Germany, without any operations in 2024.

The Company currently manufactures its engineered surfaces in two manufacturing facilities located in Bar-Lev Industrial Park in northern Israel and in Morbi, India, through its subsidiary (see also b below).

b.	Acquisition of Lioli Ceramica Pvt Ltd:

On October 5, 2020, the Company completed the acquisition of 55% of the shares of Lioli Ceramica Pvt Ltd ("Lioli"), a producer of porcelain countertop slabs in the total net consideration of $13,574.

The consideration included a contingent consideration arrangement that requires the Company to pay up to approximately $10,000 of additional consideration to Lioli’s minority shareholders subject to reaching certain EBITDA achievement. The fair value of the contingent consideration arrangement at the acquisition date was $1,492. During 2021 the criteria was partially met, and an additional related consideration amount of approximately $1,780 paid during 2021.

As part of the agreement, the Company granted Lioli’s minority shareholders a put option and Lioli’s minority shareholders granted the Company a call option for its interest, each exercisable any time after April 1, 2024 and before the 20th anniversary of the acquisition date based on a mechanism as set forth in the agreement between the parties.

During March 2022, the Company participated in rights offering in Lioli, and purchased additional 9,870,000 shares in amount of approximately $2.5 million. Following this offering, the Company holds 60.4% of Lioli's shares.

During July 2024, the Company exercised part of its call option purchasing additional $10.7 million shares in Lioli from the minority, in amount of approximately $1.6 million. Following this purchase, the Company holds 80.7% of Lioli's shares. The Company also provided a notice of call option exercise during December to acquire the remaining minority shares in Lioli.

As of December 31, 2024 and 2023, the Company revaluated its minority’s Put Option, in accordance with ASC 820 "Fair Value Measurements and Disclosures", at level 3, and based on it the non-controlling interest fair value in Lioli amounted to $2,200 and $7,789, respectively.

c.	Acquisition of Omicron Supplies, LLC:

On December 31, 2020, the Company, through its fully owned U.S. subsidiary, completed the acquisition of 100% of the shares of Omicron Supplies, LLC ("Omicron"), a stone supplier in the U.S., for a total net cash consideration of $18,830.

d.	Acquisition of Magrab Naturtsen AB:

On July 6, 2022, the Company completed the acquisition of 100% of the shares of Magrab Naturtsen AB ("Magrab"), a stone supplier in Sweden, for a total net consideration of approximately $3,109.

The consideration included a deferred consideration arrangement that requires the Company to pay up to approximately SEK 10,500 (approximately $1,000) of additional consideration to Magrab’s former shareholder to be paid during two years following the acquisition date. The fair value of the deferred consideration arrangement at the acquisition date was $875. The acquisition agreement included additional consideration in a form of an earn-out arrangement with Magrab’s former shareholder, that requires the Company to pay up to approximately SEK 4,000 (approximately $380) of additional amounts subject to reaching certain revenues and EBITDA achievements during two years following the acquisition date. In order to receive the earn-out payments Magrab's former shareholder have to remain as a full-time employee of the Company at the expiry of the earn-out periods, and therefore this earn-out arrangement does not meet the cotingent consideration under ASC805 "Business Combinations”.

The Magrab acquisition was accounted for as a business combination in accordance with ASC 805 "Business Combinations”.

During 2023, the Company paid the first payment for the above mentioned considerations in the amount of approximately SEK 7,250 (approximately $700). During 2024, the Company paid the second and last payment for the above mentioned considerations in the amount of approximately SEK 5,250 (approximately $500).

e.	Bodily injury claims:

As of December 31, 2024, the Company was subject to 368 lawsuits alleging injuries associated with exposure of fabricators and their employees to respirable crystalline silica dust. Of these lawsuits, 124 were in Israel, 122 in Australia and 122 in the United States. The Company was subject to an adverse jury decision in August 2024 in the United States, that apportioned the Company with damages of $13.0 million which the Company is appealing. In addition, the Company settled another claim in the United States. As of December 31, 2024, the Company had recorded a provision of $50.0 million representing its assessment of exposure that is probable and estimable with respect to pending claims in Israel, Australia and the United States. The Company also recorded insurance asset in the amount of $32.2 million with respect to those claims. The Company estimated the loss for the remaining 120 claims in the United States. as only reasonably possible (with a range of $0.5-$13 million per claim) or at an early stages in which the amount of the possible loss cannot be reasonably estimated at this time given the preliminary stages, complexity of the claims and the uncertainty as to the liability of the Company and the scope of insurance coverage. If there is a change in the assessment for the outcome of the claims or the insurance coverage through the course of the trial processes, the Company may be adversely impacted and it could lead to a material and adverse impact on Company’s business, financial position, results of operations or cash flows. If such adverse impact occurs, depending on its magnitude, the Company believes it can implement cost reduction measures, and pursue other steps to mitigate it (see also note 11).